LUBOSHITZ,
                                 KASIERER & CO.
                                ARTHUR ANDERSEN


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement of Accent Software International Ltd. on Form S-8 (File Nos. 333-07965 and 333-04285) of our report dated March 20, 1997, appearing in the Annual Report on Form 10-K of Accent Software International Ltd. for the year ended December 31, 1996.


Jerusalem, Israel
March 28, 1997


                                        LUBOSHITZ, KASIERER & CO.
                                        Member of Andersen Worldwide, SC